Amendment No. 2
to the
Fourth Amended and Restated Limited Liability Company Agreement
of Carvana Group, LLC

This Amendment No. 2 (this “Amendment No. 2”) to the Fourth Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Carvana Group, LLC (the “Company”) is made effective as of September 21, 2018 (the “Amendment Date”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the LLC Agreement.

WHEREAS, in connection with Carvana Co.’s issuance of Senior Notes as of the Amendment Date (the “Senior Issuance”), the Manager desires to amend the LLC Agreement as set forth herein and in accordance with Sections 3.2(a) and 11.2 of the LLC Agreement; and

WHEREAS, the Manager has determined that it is advisable and in the best interests of the Company to amend the LLC Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Manager hereto agree as follows:

1. Amendment. The LLC Agreement is hereby amended as follows:

(a) The following definitions are added to Article I in the appropriate alphabetical order:

“Applicable Class A Non-Convertible Preferred Unit Tax Rate” means, for any calendar year, a percentage determined by the Manager (which may be zero) to be the sum of the federal, state, and local income tax rates that, in the discretion of the Manager, would provide an amount of Class A Non-Convertible Preferred Unit Tax Distributions that would be sufficient to pay the actual, current income tax obligations incurred by the holder of the Class A Non-Convertible Preferred Units arising from the aggregate taxable income of the Company allocated with respect to the Class A Non-Convertible Preferred Units, taking into account, among other factors, other income and losses of the Company, the character of the Company’s income and the deductibility of state and local taxes for federal income tax purposes.

“Class A Non-Convertible Preferred Unit” means a Unit, issued to Carvana Co. Sub on the Amendment Date, having the rights and obligations specified with respect to a Class A Non-Convertible Preferred Unit in Amendment No. 2 to this Agreement.

“Class A Non-Convertible Preferred Unit Tax Distribution” means an amount equal to the excess, if any, of (i) (A) the aggregate taxable income of the Company for the Taxable Year to date allocated with respect to the Class A Non-Convertible Preferred Units held (with taxable income reflecting, without limitation, adjustments under Sections 704(c), 734 and 743 of the Code and net of Taxable losses of the Company allocated in respect of prior Fiscal Quarters and not previously taken into account under this clause and including, if applicable, any income under Sections 707(a) or (c) of the Code), multiplied by (B) the Applicable Class A Non-Convertible Preferred Unit Tax Rate over (ii) the cumulative amount of prior Class A Non-Convertible Tax Distributions made pursuant to Section 4.1(a)(i) with respect to such Class A Non-Convertible Preferred Units for the Taxable Year in question; provided that the amount of Class A Non-Convertible Preferred Unit Tax Distributions made with respect to the Class A Non-Convertible Preferred Units shall be the same for every Class A Non-Convertible Preferred Unit and shall be equal to the highest amount that any holder of Class A Non-Convertible Preferred Units would otherwise be entitled to receive on a per Unit basis under this definition.

"Senior Notes" means the Carvana Co. 8.875% Senior Notes due October 1, 2023.

"Senior Note Payments" means payments of principal, interest or other premiums pursuant to the Senior Notes.

(b) The definition of "Applicable Class A Convertible Preferred Unit Tax Rate" in Article I is amended and restated as follows:

“Applicable Class A Convertible Preferred Unit Tax Rate” means, for any calendar year, a percentage determined by the Manager (which may be zero) to be the sum of the federal, state, and local income tax rates that, in the discretion of the Manager, would provide an amount of Class A Convertible Preferred Unit Tax Distributions that would be sufficient to pay the actual, current income tax obligations incurred by the holder of the Class A Convertible Preferred Units arising from the aggregate taxable income of the Company allocated with respect to the Class A Convertible Preferred Units, taking into account, among other factors, other income and losses of the Company, the character of the Company’s income and the deductibility of state and local taxes for federal income tax purposes.

(c) The definition of "Class A Convertible Preferred Unit Tax Distribution" in Article I is amended and restated as follows:

“Class A Convertible Preferred Unit Tax Distribution” means an amount equal to the excess, if any, of (i) (A) the aggregate taxable income of the Company for the Taxable Year to date allocated with respect to the Class A Convertible Preferred Units held (with taxable income reflecting, without limitation, adjustments under Sections 704(c), 734 and 743 of the Code and net of Taxable losses of the Company allocated in respect of prior Fiscal Quarters and not previously taken into account under this clause and including, if applicable, any income under Sections 707(a) or (c) of the Code), multiplied by (B) the Applicable Class A Convertible Preferred Unit Tax Rate over (ii) the cumulative amount of prior Class A Convertible Tax Distributions made pursuant to Section 4.1(a)(i) with respect to such Class Convertible Preferred Units for the Taxable Year in question; provided that the amount of Class A Convertible Preferred Unit Tax Distributions made with respect to the Class A Convertible Preferred Units shall be the same for every Class A Convertible Preferred Unit and shall be equal to the highest amount that any holder of Class A Convertible Preferred Units would otherwise be entitled to receive on a per Unit basis under this definition.

(d) The definition of "Common Unit Tax Distribution" in Article I is amended and restated as follows:

“Common Unit Tax Distribution” means an amount equal to the excess, if any, of (i) (A) the aggregate taxable income of the Company for the Taxable Year to date allocated with respect to the Class A Common Units held (with taxable income reflecting, without limitation, adjustments under Sections 704(c), 734 and 743 of the Code and net of Taxable losses of the Company allocated in respect of prior Fiscal Quarters and not previously taken into account under this clause), multiplied by (B) the Applicable Tax Rate over (ii) the cumulative amount of prior Tax Distributions made pursuant to Section 4.1(a)(i) with respect to such Class A Common Units for the Taxable Year in question; provided that the amount of Tax Distributions made with respect to the Class A Common Units shall be the same for every Class A Common Unit and shall be equal to the highest amount that any holder of Class A Common Units would otherwise be entitled to receive on a per Unit basis under this definition.

(e) Section 3.2 of the LLC Agreement is amended to add the following Section 3.2(h):

(h) In the event Carvana Co. repays (or otherwise retires) the principal of any outstanding Senior Notes, one Class A Non-Convertible Preferred Unit shall be cancelled and cease to be outstanding for each $1,000 principal amount of Senior Notes that is repaid or otherwise retired without any further action by the Company or the Manager.

(f) Section 4.1(a)(i) of the LLC Agreement is amended and restated as follows:

(i) Tax Distributions. To the extent funds of the Company may be available for distribution by the Company (as determined by the Manager in its sole discretion), with respect to each Fiscal Quarter, the Company shall distribute to each holder of Class A Non-Convertible Preferred Units an amount of cash equal to the Class A Non-Convertible Preferred Unit Tax Distribution. If the Manager determines there are insufficient funds available to pay the Class A Non-Convertible Preferred Unit Tax Distributions in full, then Class A Non-Convertible Preferred Unit Tax Distributions shall be made to each holder of Class A Non-Convertible Preferred Units on a pro rata basis, with each Class A Non-Convertible Preferred Unit receiving the same amount on a per Unit basis. After the distribution of the Class A Non-Convertible Preferred Unit Tax Distributions, to the extent funds of the Company remain which may be available for distribution by the Company (as determined by the Manager in its sole discretion), with respect to each Fiscal Quarter, the Company shall distribute to each holder of Class A Convertible Preferred Units an amount of cash equal to the Class A Convertible Preferred Unit Tax Distribution. If the Manager determines there are insufficient funds available to pay the Class A Convertible Preferred Unit Tax Distributions in full, then Class A Convertible Preferred Unit Tax Distributions shall be made to each holder of Class A Convertible Preferred Units on a pro rata basis, with each Class A Convertible Preferred Unit receiving the same amount on a per Unit basis. After the distribution of the Class A Convertible Preferred Unit Tax Distributions, to the extent funds of the Company remain which may be available for distribution by the Company (as determined by the Manager in its sole discretion), with respect to each Fiscal Quarter, the Company shall distribute to each holder of Class A Common Units an amount of cash equal to the Common Unit Tax Distribution. If the Manager determines there are insufficient funds available to pay the Common Unit Tax Distributions in full, then Common Unit Tax Distributions shall be made to each holder of Class A Common Units on a pro rata basis, with each Class A Common Unit receiving the same amount on a per Unit basis. Common Unit Tax Distributions shall be made with respect to each holder of Class B Common Units under the same principles as set forth above for Class A Common Units, except that the amount distributed with respect to each Class B Common Unit shall be based on the amount of taxable income allocated with respect to such Unit, with no requirement that the amounts distributed with respect to each Class B Common Unit be equal to amounts distributed for other Class B Common Units. If the Manager determines there are insufficient funds available to pay Common Unit Tax Distributions in full, Common Unit Tax Distributions shall be made to each holder of Class B Common Units on a pro rata basis in proportion to the amount otherwise distributable to such holder with respect to such Class B Common Units. Any funds available shall first be used to make Class A Non-Convertible Preferred Unit Tax Distributions, and then after those amounts are paid in full, Class A Convertible Preferred Unit Tax Distributions. Any remaining funds available shall be initially apportioned between (i) the Class A Common Units and (ii) the Class B Common Units in proportion to the aggregate amounts otherwise distributable to each class of Units as Common Unit Tax Distributions. To the extent that any Unitholders have not received Class A Non-Convertible Preferred Unit Tax Distributions, Class A Convertible Preferred Unit Tax Distributions or Common Unit Tax Distributions in full under this Section 4.1(a)(i), such unpaid amounts shall carryforward and shall be distributed in future periods and shall retain their character in the category of particular types of Tax Distribution for purposes of this Section 4.1(a)(i) and all other provisions of this Agreement. Common Unit Tax Distributions shall be treated as advances of any amounts Unitholders are entitled to receive pursuant to Section 4.1(b); Class A Non-Convertible Preferred Unit Tax Distributions and Class A Convertible Preferred Unit Tax Distributions shall not be treated as advances of any amounts otherwise payable with respect to the Class A Preferred Units under this Agreement. For the avoidance of doubt, unless the Manager specifies that a distribution is not a Class A Non-Convertible Preferred Tax Distribution, a Class A Convertible Preferred Tax Distribution or a Common Tax Distribution pursuant to this Section 4.1(a)(i), each Distribution with respect to a Unit shall be treated as a Class A Non-Convertible Preferred Tax Distribution, a Class A Convertible Preferred Tax Distribution or as a Common Tax Distribution, respectively.

(g) Section 4.1(a)(v) of the LLC Agreement is amended and restated as follows:

(v) The Manager shall not approve, and the Company shall not make, any Distribution pursuant to Section 4.1(b) at any time that Carvana Co. is not permitted to pay a dividend or make a liquidating distribution in respect of Junior Securities pursuant to the Certificate of Designations. In addition, for the avoidance of doubt, Distributions made in respect of Class A Convertible Preferred Units and Class A Non-Convertible Preferred Units shall not result in any adjustment to the Participation Threshold of any Class B Common Unit pursuant to Section 3.5(b) above.

(h) Section 4.1(a) of the LLC Agreement is amended to add the following Section 4.1(a)(vi):

(vi) Class A Non-Convertible Preferred Unit Cash Distributions. In the event Carvana Co. makes Senior Note Payments, the Manager shall cause the Company to make a Distribution of cash in respect of the Class A Non-Convertible Preferred Units in an amount equal to the related Senior Note Payment.

(i) Section 4.3(g) of the LLC Agreement is amended to add the following sentence to the end of such Section prior to the penultimate sentence:

Any items of deduction (including a deduction described in Code Sections 707(c) and 162(a)) with respect to or arising from the Class A Non-Convertible Preferred Units shall be allocated to the holders of such Class A Non-Convertible Preferred Units unless such treatment is prohibited by law.

2. Issuance of Class A Non-Convertible Preferred Units. Pursuant to this Amendment, the Manager hereby authorizes the Company to issue 350,000 Class A Non-Convertible Preferred Units to Carvana Co. Sub, effective as of the Amendment Date, in consideration for the capital contribution made or deemed to have been made by Carvana Co. Sub of the net proceeds of the Senior Notes Issuance.

3. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4. Entire Agreement. This Amendment, the LLC Agreement as amended hereby and those other documents expressly referred to herein or therein embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

* * * *

IN WITNESS HEREOF, the undersigned have executed this Amendment No. 2 to Fourth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, effective as of the date first written above.

CARVANA CO. SUB, LLC, as the sole Manager

/s/ Paul Breaux
Name: Paul Breaux
Title: Vice President, General Counsel and Secretary

CARVANA GROUP, LLC

/s/ Paul Breaux
Name: Paul Breaux
Title: Vice President, General Counsel and Secretary